Exhibit 99.2

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Your to vote Internet your shares vote authorizes in the same the manner named as proxies if you COMPUTE HEALTH ACQUISITION CORP. Votes marked, submitted signed and electronically returned your over proxy the Internet card. must July 24, be 2023 received . by 11:59 p.m., Eastern Time, on . INTERNET www Use the .cstproxyvote Internet to vote .com your proxy. Have your above proxy website card. Follow available the when prompts you to access vote your the warrants. Vote If you at plan the to Meeting attend the virtual online warrant holders control number meeting, to you vote will electronically need your 12 at digit the warrant holders meeting, holders meeting visit: . To attend the warrant https://www.cstproxy.com/computehealth/ warrant2023 MAIL and return Mark, it in sign the postage and date-paid your envelope proxy card PLEASE DO NOT RETURN THE PROXY CARD provided. IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED WARRANT PROXY Please mark your votes THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. like this X Warrant Holder Proposal 1 Warrant FOR AGAINST ABSTAIN Warrant Holder Proposal 2 Warrant Holders FOR AGAINST ABSTAIN Amendment Proposal to consider and vote Adjournment Proposal to consider and vote upon an amendment (the “Warrant Amendment”) upon a proposal to approve the adjournment of the to the warrant agreement that governs all of Compute Health’s outstanding Warrant Holders Meeting to a later date or dates, if necessary, to permit the warrants (the “Warrant Agreement”). The Warrant Amendment proposes to further solicitation and vote of proxies if, based upon the tabulated vote at (i) amend the anti-dilution provisions of the Warrant Agreement by deleting the time of the Warrant Holders Meeting, the Warrant Amendment Proposal section 4.5 of the Warrant Agreement, (ii) provide that, upon the completion would not be duly approved and adopted by the requisite holders of each of of the Business Combination (as defined in the accompanying proxy (i) the Compute Health Public Warrants and (ii) the Compute Health Private statement/prospectus), each of the outstanding warrants of Compute Health, Warrants. which currently entitle the holder thereof to purchase one share of Class A common stock, par value $0.0001 per share, of Compute Health at an exercise price of $11.50 per share (each, a “Compute Health Public Warrant” and, together with the warrants of Compute Health issued in a private placement that closed contemporaneously with our initial public offering (the “Compute Health Private Warrants”), the “Compute Health Warrants”), will become exercisable for 1.420455 shares of New Allurion Common Stock at an exercise price of $11.50 per share, (iii) provide that, upon the completion of the Business Combination, each Compute Health Warrant Holder will be issued one-half of one New Allurion Public Warrant for each outstanding Compute Health Public Warrant held by such holder, and (iv) amend the term of the Compute Health Warrants such that they will expire six years after the consummation of the Business Combination, or earlier upon redemption or liquidation (collectively, the “Warrant Amendment Proposal”), the substantive text of which is attached to the accompanying proxy statement/prospectus CONTROL NUMBER as Annex D; and Signature_________________________________ Signature, if held jointly_________________________________ Date___________2023. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Warrant Holders Meeting To view the Proxy Statement and to attend the Warrant Holders Meeting, please go to: https://www.cstproxy.com/computehealth/warrant2023 FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED WARRANT PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS COMPUTE HEALTH ACQUISITION CORP. The undersigned appoints Joshua Fink and Jean Nehmé, and each of them, as proxies, each with the power to appoint their substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the warrants of Compute Health Acquisition Corp. held of record by the undersigned at the close of business on July 3, 2023 at the Warrant Holders Meeting of Compute Health Acquisition Corp., to be held virtually at: https://www.cstproxy.com/computehealth/warrant2023 on July 25, 2023, at 9:00 a.m. or at any adjournment or postponement thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE WARRANT HOLDERS MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on the other side)